UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 1, 2020

Commission File Number:  000-55838

Wrap Technologies, Inc.
(Exact name of registrant as specified in its charter.)

Delaware
(State or other jurisdiction of incorporation or organization)
98-0551945
(IRS Employer Identification No.)

1817 W 4th Street, Tempe, Arizona 85281
(Address of principal executive offices)

(800) 583-2652
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, par value $0.0001 per share
Trading Symbol(s)
WRTC
Name of exchange on which registered
Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2020, Wrap Technologies, Inc. (the "Company"), entered into a U.S. Small Business Administration ("SBA") Promissory Note (the "PPP Loan") with Bank of America, N.A. (the "Lender"), pursuant to the Paycheck Protection Program ("PPP") of the Coronavirus Aid, Relief, and Economic Security Act (the "CARES Act") as administered by the SBA (the "Loan Agreement").

The PPP Loan provides for working capital to the Company in the amount of approximately $414,362. The PPP Loan will mature on May 1, 2022, and will accrue interest at a rate of 1.00% per annum. Payments of principal and interest will be deferred for six months from the date of the PPP Loan, or until November 1, 2020. Interest, however, will continue to accrue during this time.

The PPP Loan was made under the Paycheck Protection Plan (15 U.S.C. 636(a)(36)) enacted by Congress under the CARES Act. The CARES Act (including the guidance issued by SBA and U.S. Department of the Treasury related thereto) provides that all or a portion of the PPP Loan may be forgiven upon request from the Company to Lender, subject to requirements in the PPP Loan and the CARES Act. The Company plans to use the proceeds for covered payroll costs, rent, and utilities in accordance with the applicable terms and conditions of the CARES Act. However no assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The foregoing summary of the PPP Loan is qualified in its entirety by reference to the Loan Agreement, which is attached as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Index

Exhibit No.	Description
EX-10.1	Promissory Note by and between Wrap Technologies, Inc. and Bank of America, N.A. dated May 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wrap Technologies, Inc.

Date:   May 5, 2020
By:	/s/ James A. Barnes

Name: James A. Barnes
Title: Chief Financial Officer